VESTAUR SECURITIES, INC.
SCHEDULE 14A
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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    Rule 14a-6(e)(2))
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Vestaur Securities, Inc.
File No. 811-2320; 2-47081

(Name of Registrant as Specified In Its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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      1)  Title of each class of securities to which transaction applies:
__________________________________________________________________

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Centre Square West - UM Floor
15th and Market Streets
Philadelphia, Pennsylvania 19101
_____________

Dear Stockholder:

I am writing to you to inform you of recent events that resulted in the scheduling of the Vestaur Securities, Inc. (the "Fund") Annual Meeting of Stockholders (the "Meeting") on April 28, 1998. Before the Meeting I would like your vote on the important issues affecting the Fund as described in the attached Proxy Statement. The Meeting is necessitated by the events described below.

On November 18, 1998, CoreStates Financial Corp ("CoreStates") agreed to merge with and into First Union Corporation ("First Union") (the
"Merger"). CoreStates Bank, N.A., a subsidiary of CoreStates and parent company of CoreStates Investment Advisers, the adviser to the Fund, will merge with and into First Union National Bank ("FUNB"), a subsidiary of First Union. The Capital Management Group of FUNB and its investment adviser affiliates manage or otherwise oversee the investment of over $75 billion in assets belonging to a wide-range of clients, including the Evergreen family of mutual funds, which funds had assets of approximately $40 billion as of December 31, 1997.

As a consequence of the Merger and in order to facilitate the investment management of assets and the delivery of shareholder services to the Fund, and to integrate the Fund into the Evergreen family of mutual funds, the Board of Directors of the Fund has proposed for your approval an investment advisory agreement with FUNB.

Whether or not you plan to be present, we need your vote. We urge you to complete, sign and return the enclosed proxy card promptly.
A postage-paid envelope is enclosed for this purpose.

If you return your proxy promptly you can help the Fund avoid follow-up mailings to achieve a quorum. If your shares in the Fund are held in street name, your bank or broker can vote your shares, but may do so only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.
If you decide between now and the meeting that you can attend the meeting in person, you can revoke your proxy at that time and vote your shares at the meeting.

THE BOARD OF DIRECTORS OF THE FUND HAS UNANIMOUSLY APPROVED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR ALL OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT.

If we do not receive your completed proxy card after several weeks, you may be contacted by our proxy solicitor, Corporate Investor Communications, Inc. They will remind you to vote your shares.

Thank you for taking these matters seriously and participating in this important process.

Sincerely,



Mark E. Stalnecker
Philadelphia, Pennsylvania
Chairman of the Board
March 30, 1998


Vestaur Securities, Inc.



DRAFT
VESTAUR SECURITIES, INC.

Centre Square West - UM Floor
15th and Market Streets
Philadelphia, Pennsylvania 19101
_____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

APRIL 28, 1998
_____________

TO THE STOCKHOLDERS
OF VESTAUR SECURITIES, INC.

Notice is hereby given that the annual meeting of stockholders of Vestaur Securities, Inc. will be held on Tuesday, April 28, 1998, at 11:00 a.m. local time, in Conference Room #3, at ARAMARK, 1500 Market Street, 41st Floor, Centre Square West Tower, Philadelphia, PA 19102, for the following purposes.

1. To elect a Board of eight Directors to serve until the next annual meeting and until their successors shall have been elected and qualified.

2.  To ratify the action of the Board of Directors in selecting Deloitte
    & Touche, LLP as auditors to examine the books and financial statements of Vestaur Securities, Inc., for the period commencing December 1, 1997 and ending November 30, 1998.

3. To consider and vote upon a proposal to approve a new advisory agreement between Vestaur Securities, Inc. and First Union National Bank ("FUNB"), pursuant to which FUNB will act as investment adviser with respect to the assets of the Fund, effective upon the date of the annual meeting.

4. The transaction of such other business as may properly be brought before the meeting.

Stockholders of record at the close of business on March 20, 1998 will be entitled to vote at the meeting. A complete list of the Stockholders entitled to vote at the meeting shall be available for examination by any stockholder at the principal office of the Fund during normal business hours from April 14, until the commencement of the meeting, at which time the list will be available at the place of the meeting.

It is hoped that you will attend the meeting, but if you cannot do so, please fill in and sign the enclosed proxy, and return it in the accompanying envelope as promptly as possible. Any stockholder attending can vote in person even though a proxy has already been returned.

By Order of the Board of Directors

JOSEPH PHILLIPS
Secretary

Philadelphia, Pennsylvania
March 30, 1998

VESTAUR SECURITIES, INC.
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Vestaur Securities, Inc. ("Vestaur" or the "Fund") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held in Conference Room #3, at ARAMARK, 1500 Market Street, Centre Square West Tower, 41st Floor, Philadelphia, Pennsylvania 19102, on Tuesday, April 28, 1998 at 11:00 a.m., local time. The address of the principal office of the Fund is Centre Square West - UM Floor,
Philadelphia, Pennsylvania 19101.

Proxy Solicitation

All proxies in the enclosed form which are properly executed and returned to the Fund will be voted as provided therein at the Annual Meeting or at any adjournments thereof. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by giving written notice of such revocation to the Secretary of the Fund. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Annual Meeting and vote your shares in person.

The Board of Directors intends to bring before the meeting the matters set forth in items 1, 2 and 3 in the foregoing notice. The persons named in the enclosed proxy and acting thereunder will vote with respect to items
1, 2 and 3 in accordance with the directions of the stockholders as specified on the proxy card; if no choice is specified, the shares will be voted IN FAVOR of the election of the eight directors named under item 1, IN FAVOR of ratification of Deloitte & Touche, LLP as auditors and IN FAVOR of approval of the investment advisory agreement described in item 3. If any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy and acting thereunder will vote in accordance with the views of management thereon. Abstentions and broker non-votes are counted for quorum purposes. With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect. Abstentions will be excluded from the proposal to ratify approval of accountants and the proposal to approve the investment advisory agreement. For this reason, abstentions and broker non-votes will have the effect of a negative vote on the proposal to ratify approval of accountants because it requires the affirmative vote of a majority of shares present in person or by proxy and entitled to vote and similarly, will have the effect of a negative vote on the proposal to approve the investment advisory agreement because it requires the vote of a majority of the outstanding voting securities, as defined in the Investment Company Act of 1940 (the "1940 Act") and described below.
Under the rules of the New York Stock Exchange, Inc. brokers who hold shares in street name for customers have the authority to vote on certain items when they have not received instructions from beneficial owners. Brokers that do not receive instructions are entitled to vote on the election of directors.

The affirmative vote of a plurality of the shares present in person or represented by proxy at the meeting is required for the election of Directors (Item 1); the affirmative vote of a majority of the shares cast at the meeting is required for ratification of the selection of independent public accountants (item 2); and the affirmative vote of more than 50% of the Fund's outstanding shares entitled to vote at the meeting, or a two-thirds majority of the shares present at the meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, is required for approval of the investment advisory agreement.

In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at such meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, IN FAVOR of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, AGAINST any such adjournment.

The Fund will bear the costs of preparing, printing and mailing this proxy statement, the proxies and any additional materials which may be furnished to stockholders. Solicitation may be undertaken by mail, telephone, telegraph and personal contact. The Fund has engaged Corporate Investor Communications, Inc. to solicit proxies from brokers, banks, other institutional holders and individual stockholders for a fee of approximately $5,000. The Annual Report of the Fund has been mailed to all stockholders entitled to vote at the Annual Meeting. The Fund will furnish, without charge, a copy of the Annual Report to a stockholder upon request. Stockholder requests should be directed to Joseph Phillips, Centre
Square West - UM Floor, 15th and Market Streets, Philadelphia, PA 19101; telephone by collect call to (215) 567-3969. This proxy statement and Form of proxy were first sent to stockholders on or about March 30, 1998.

Voting Securities and Principal Holders Thereof

Holders of Common Stock of the Fund of record at the close of business
March 20, 1998 will be entitled to vote at the Annual meeting or any adjournment thereof. As of March 20, 1998, the Fund has outstanding 6,681,019 shares of Common Stock. The stockholders are entitled to one vote per share on all business of the meeting. To the knowledge of the Fund, there is no beneficial owner of more than 5% of the outstanding Common
Stock of the Fund.

The officers and directors of the Fund as a group beneficially own in the aggregate ____________ shares (0.___%) of the outstanding Common
Stock of the Fund and less than 1% of the outstanding securities of CoreStates Financial Corp ("CoreStates"), ultimate parent of CoreStates Bank, N.A. ("CoreStates Bank") and CoreStates Investment Advisers, Inc.
(the "Adviser") and First Union Corporation ("First Union"), parent of
First Union Bank ("FUNB"), respectively.

I.  ELECTION OF DIRECTORS

At the Annual Meeting eight Directors, constituting the entire Board of Directors of the Fund, are to be elected to hold office until the next annual meeting and until their successors are elected and shall have qualified.
If any nominee for any reason becomes unable to serve, the persons named as proxies will vote for the election of such other persons as they believe will carry on the present policies of the Fund and as they deem to be qualified. The Board of Directors has no reason to believe that any of the eight nominees will be unable to serve. Mr. Jansing was previously a Director of the Fund from its inception in 1972 until his resignation in July, 1974. The ages, principal occupations and certain other affiliations of the nominees, the amount of stock owned beneficially, directly or indirectly, in the Fund and the years they first became Directors of the Fund are as follows:




CAPTION>

Name and Address               Age () Principal                           First              Shares Owned               Percent of
                               Occupation and other                       Became             beneficially,              Class
                               affiliations                               Director           directly or                3-20-98
                                                                                             indirectly
                                                                                             3-20-98

Paul B. Fay, Jr                (79) President, The Fay Improvement       1972                1,463                      0.020
3766 Clay Street               Company; Trustee of Odell Charitable
San Francisco, CA 94118        Foundation and Naval War College
                               Foundation (Emeritus); Director of
                               First American Financial Corporation,
                               and Compensation Resource Group
                               Incorporated.

#Robert F. Gurnee              (70) Chairman, Financial Integrity        1991                  200
3801 Kennett Pike              Group, Inc., Director, Japan Equity
Building B, Suite 201          Fund, Inc., The Thai Capital Fund.
Greenville, DE 19807           Formerly, Chairman, Sears Roebuck
                               Acceptance Corporation, and Sears
                               Receivables Financing Group; and Vice
                               President and Corporate Treasurer,
                               Sears, Roebuck and Co.

*
**Glen T. Insley               (51) Senior Vice President, Managing      1998                 -0-                        -0-
Two First Union Center         Director of Fixed Income, First Union,
NC-1157                        First Capital Group.
Charlotte, NC  28288

#John C. Jansing              (72) Director, Lord Abbett & Co.           1976                1,000                      0.015
162 S. Beach Road             managed group of mutual funds and
Hobe Sound, FL 33455          Alpine Group Inc. Formerly, Chairman,
                              Independent Election Corporation
                              of America.

*James S. Morgan              (81) Private Investor; Vice President,     1978                1,000(1)                   0.015
Woodside-282                  Rittenhouse Financial Services, Inc.;
1515 The Fairway              Vice President and Director, The
Rydal, PA 19046               Rittenhouse Trust Co. Formerly, Senior
                              Vice President of First Pennsylvania
                              Bank N.A. Chairman of the Fund
                              until 1982.

Charles P. Pizzi              (47) President, Greater Philadelphia       1997                -0-                         -0-
200 S. Broad Street           Chamber of Commerce.
Suite 700
Philadelphia, PA  19102

**Philip R. Reynolds         (70) Treasurer and Trustee of J.            1972                1,041                      0.015
43 Montclair Drive           Walton Bissell Foundation since 1989.
West Hartford, CT 06107      Formerly, Executive Vice President,
                             Investments, Phoenix Mutual Life
                             Insurance Co.

**Marciarose Shestack        (64) Freelance television broadcaster,      1972
Parkway House                journalist and public relations
2201 Pennsylvania Ave.       consultant since 1990.  Formerly,
Phila., PA 19130             Consultant to Philadelphia Developers
                             Alliance, and President, Philadelphia
                             Developers' Alliance.


____________________________

 # Member of Audit Committee

 * Interested Person

** Member of Executive Committee


(1) Does not include 1,000 shares held by a family member of Mr. Morgan as to which he disclaims beneficial ownership.

Under the 1940 Act, Mr. Insley is an "interested person" of the Fund because he is an officer of First Union. Mr. Morgan is an "interested person" because he owns beneficially 5,445 shares of Common Stock of CoreStates.
Mr. Pizzi is not considered an "interested person" of the Fund; however, the Greater Philadelphia Chamber of Commerce is a party to an investment advisory agreement with the Adviser and maintains certain banking and trust relationships with CoreStates Bank. The Fund does not believe that the relationships are material business relationships. If these circumstances change, the Board of Directors will determine whether any action is required to change the composition of the Board.

The officers of the Fund, the period during which each has served, their ages, principal occupations during the last five years including offices held with the Adviser, CoreStates and its affiliated companies and beneficial ownership of shares of the Common Stock of CoreStates are as follows:

Name, Age () and Office                  Principal Occupation                    CoreStates**          Common
                                                                                 Shares Owned          Stock***
                                                                                 Beneficially          Options to Purchase
                                                                                 3-20-98               3-20-98

Mark E. Stalnecker (46)                  Executive Vice President,               7,853                 63,353
Chairman of the Board since 1993.        CoreStates Bank, N.A. and
                                         CoreStates Financial Corp.
                                         since 1988.  Chief Trust and
                                         Investment Services Officer,
                                         CoreStates Financial Corp.
                                         1990-1995.  Chairman and
                                         President, CoreStates Investment
                                         Advisers, Inc., Director,
                                         CoreStates Bank of Delaware,
                                         N.A. and Philadelphia
                                         International Investment Corp.

Dung Vukhac (54)                         Director, Senior Vice President,        7,903                 19,912
President since 1995.                    Fixed Income Services, CoreStates
                                         Investment Advisers, Inc. since
                                         1987; Previously, Securities
                                         Analyst, Economist, Vice President
                                         and Fixed Income Manager, Trust
                                         Department, Philadelphia
                                         National Bank.

Michael F. Melloy (60)                   Vice President and Portfolio              442                  1,153
Vice President since 1990.               Manager, CoreStates Investment
                                         Advisers, Inc. since 1990.
                                         Previously, Executive Vice President,
                                         Centre Square Investment Group and
                                         Vice President, First Pennsylvania
                                         Bank N.A.

Karen G. Bater (39)                      Vice President and Senior Portfolio     885.03                750.000
Assistant Vice President since 1992.     Manager, CoreStates Investment
                                         Advisers, Inc. since 1986.

Joseph Phillips (29)                     Investment Officer, CoreStates            -0-                   -0-
Secretary and Treasurer since 1995.      Bank; Previously Investment
                                         Specialist, CoreStates Investment
                                         Advisers, Inc. Collateral Analyst
                                         and Customer Service Specialist,
                                         Mellon Bank and Customer Service,
                                         CoreStates Bank.

_______________________________

*** CoreStates Financial Corp has 138,714,797 shares of Common Stock outstanding. First Union has _________ shares of Common Stock outstanding. Assuming consummation of the Merger, First Union will have ______ shares of common stock on the closing date of the Merger. Upon consummation of the Merger, each outstanding share of CoreStates Common Stock will be converted into 1.62 shares of First Union Common Stock.

Effective April 28, 1998, Mr. Stalnecker will no longer be an officer of the Fund. His term as a member of the Board of Directors will also expire. It is anticipated that Glen T. Insley (see above) will assume the duties of and office previously held by Mr. Stalnecker, with respect to the management of the Fund.

All officers are elected to one-year terms. All officers and directors may be reached through the principal offices of the Fund at Centre Square
West - UM Floor, Philadelphia, Pennsylvania 19101. The Fund had no Nominating or Compensation Committees during fiscal year 1997. The
Board of Directors held four regular meetings in fiscal year 1997.

Unless instructed by the stockholders to refrain from so voting, it is the intention of the persons named as proxies to vote for election of the eight nominees listed above as Directors. Provided that a quorum is present, a plurality of the votes validly cast at the meeting is required to elect each of the Directors

OTHER REMUNERATION AND AFFILIATIONS OF OFFICERS AND DIRECTORS

Each of the seven directors of the Fund who are not affiliated persons (as defined in the Investment Company Act of 1940, as amended) of the Adviser, or of CoreStates, its parent, receives an annual fee of $7,000, and $200 for each Board meeting attended, as compensation for services. The Fund also pays such Board members $100 for each Executive Committee Meeting attended and $150 for each Audit Committee Meeting attended.
The Fund also reimburses all Directors who are not affiliated persons for expenses incurred in connection with attending meetings of the Board of Directors. For the year ended November 30, 1997 aggregate Directors fees paid were $53,050 and expenses paid were $12,020 (see table below). Fees, salaries or other remuneration of officers of the Fund who also serve as directors, officers, employees or special consultants to the Adviser, CoreStates or any of their affiliated companies are borne by
the appropriate CoreStates affiliate.   All present officers are covered
by this provision, and did not receive any compensation or expense reimbursement from the Fund.

                                                                                                Total
                                                          Pension or                            Compensation
                                                          Retirement         Estimated          from Registrant
                             Aggregate                    Benefits           Annual             and Fund Complex
                             Compensation from            Accrued as         Benefits           Paid to Directors
Name of Person               Registrant for fiscal        Part of Fund       Upon               for the fiscal year
and Position                 Year Ended 11-30-97          Expenses           Retirement         ended 11-30-97

Paul B. Fay, Jr.             $7,800.00                    -0-                -0-                $7,800.00
Director

Robert F. Gurnee             $7,750.00                    -0-                -0-                $7,750.00
Director

John C. Jansing, Sr.         $8,100.00                    -0-                -0-                $8,100.00
Director

Charles P. Pizzi             $5,850.00                    -0-                -0-                $5,850.00
Director

James S. Morgan              $7,800.00                    -0-                -0-                $7,800.00
Director

Philip R. Reynolds           $7,950.00                    -0-                -0-                $7,950.00
Director

Marciarose Shestack          $7,800.00                    -0-                -0-                $7,800.00
Director

Mark E. Stalnecker           -0-                          -0-                -0-                -0-
Director


II.  RATIFICATION OF APPOINTMENT OF AUDITORS

At a meeting held on December 10, 1997, the Board of Directors, including a majority of those Directors who are not interested persons of the Fund, selected Deloitte & Touche, LLP as auditors to examine the Fund's books and securities and to certify from time to time the Fund's financial statements for the period December 1, 1997 to November 30, 1998, subject to ratification by the stockholders of the Fund. The firm has no direct or indirect material interest in the Fund. Representatives of Deloitte & Touche, LLP are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so, and they will be available to respond to appropriate questions. A majority vote of the shares represented in person and by proxy at the meeting is necessary to ratify the selection of the auditors.

The Board of Directors has appointed an Audit Committee consisting of John C. Jansing and Robert F. Gurnee. The purpose of this Committee is to evaluate financial management, meet with the auditors, and deal with other matters of a financial nature that they deem appropriate. The Committee met twice during fiscal year 1997.

III.  APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT FOR THE FUND

Background

One of the purposes of the meeting is to consider a new investment advisory agreement for Vestaur as a result of the merger whereby CoreStates will merge into First Union (the "Merger") on or about April 30, 1998. The Merger represents a change in ownership of the parent corporation of the Adviser and, as such, has the effect under the 1940 Act of terminating the existing advisory agreement between Vestaur and the Adviser (the "Existing Advisory Agreement"). Accordingly, shareholders are being asked to approve a new advisory agreement embodying exactly the same terms and fees with the Adviser under its new ownership (the "New Advisory Agreement") and to approve the payment of advisory fees to the Adviser for the period from the consummation of the Merger through the date of the Annual Meeting. The Fund's Board of Directors, including a majority of the non-interested Directors (those Directors who are not parties to the New Advisory Agreement, or interested persons of such parties) approved the New Advisory Agreement, subject to approval by the shareholders of the Fund, to become effective upon the date of the Annual Meeting.

First Union is a North Carolina-based, multi-bank holding company subject to the Bank Holding Company Act of 1956, as amended, and the rules and regulations promulgated thereunder (the "BHCA"). Through its full-service banking subsidiaries, First Union provides a wide range of commercial and retail banking services and trust services in North Carolina, Florida, South Carolina, Georgia, Tennessee, Virginia, Maryland, Delaware, Pennsylvania,
New Jersey, New York, Connecticut and Washington, D.C. First Union also provides various other financial services, including mortgage banking, home equity lending, credit cards, leasing, investment banking, insurance and securities brokerage services, through other subsidiaries. As of September 30, 1997, and for the nine months then ended, First Union reported assets of $144 billion, net loans of $95 billion, deposits of $92 billion, stockholders' equity of $11 billion and net income applicable to common stockholders of $1.5 billion, and as of such date First Union operated in 38 states, Washington, D.C. and six foreign countries. First Union is the sixth largest bank holding company in the United States, based on assets at September 30, 1997. The principal executive offices of First Union are located at One First Union Center, Charlotte, North Carolina 28288-0013, and its telephone number is (704) 374-6365.

Under the terms of the Merger Agreement, CoreStates will merge with and into First Union. Upon consummation of the Merger, each outstanding share of CoreStates Common Stock will be converted into 1.62 shares of First Union Common Stock, subject to possible increase under certain circumstances.
It is anticipated that approximately 340,000,000 shares of First Union Common Stock will be issued in the Merger.

In addition, the Merger Agreement provides that CoreStates Bank and FUNB, based in Avondale, Pennsylvania, will merge following the Effective Date.

Subject to the terms and conditions of the merger Agreement (including receipt of all necessary regulatory and stockholder approvals), the effective date of the Merger (the "Effective Date") will occur on (i) such date as shall be mutually agreed upon by CoreStates and First Union, or
(ii) if such parties are not so able to agree, such date as First Union shall notify CoreStates in writing not less than five days prior thereto, which date shall not be more than 15 days after the conditions to the obligations of the parties to effect the Merger have been satisfied or waived in writing. Subject to the foregoing, it is currently anticipated that the Effective Date will occur on or about April 30, 1998. The Merger is subject to the prior approval of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board") under the BHCA. In addition, the Merger may require certain approvals of or notices to state, federal and other regulatory authorities.

As required by the 1940 Act, the Existing Advisory Agreement provides for its automatic termination upon "assignment." Consummation of the Merger may be deemed to be an assignment (as defined in the 1940 Act) of the Existing Advisory Agreement resulting in the termination of the Existing Advisory Agreement in accordance with its terms. In anticipation of the Consummation of the Merger, and to provide continuity in investment advisory services, Vestaur's Board of Directors, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) at a meeting held on March 11, 1998, approved and directed that there be submitted to shareholders for approval a new investment advisory agreement between Vestaur and the Adviser.

The Fund and the Adviser have received an Order from the Securities and Exchange Commission, which permits the implementation, without shareholder approval, of a new investment advisory agreement for a period of up to 120 days following the consummation of the Merger (but in no event later than July 31, 1998), in the event that the Merger is consummated prior to shareholder approval of the New Advisory Agreement. The Order permits the Adviser to receive all fees earned under the new advisory agreement following shareholder approval (the "Interim Period Advisory Fees"). The fees paid will be unchanged from the fees paid under the existing advisory agreement. The fees will be paid into an interest-bearing escrow account maintained by an independent escrow agent. The escrow agent will release the amounts held in the escrow account (including any interest earned): (a) to the Adviser upon approval of the New Advisory Agreement by shareholders at this meeting; or (b) to the Fund if the 120 day period ends and the new investment advisory agreement has not received the requisite shareholder approval.

In connection with the Fund's approval of the New Advisory Agreement, the Board considered that the terms of the Merger do not require a material change in the Fund's investment objective or policies, the Adviser's investment management or operation of the Fund, the investment personnel managing the Fund, the investment advisory fee or the shareholder services or other business activities of the Fund. FUNB has informed the Board of Vestaur that the Merger will not at this time result in any material changes, although no assurance can be given that such a change will not occur in the future.

As described in more detail below, the Existing Advisory Agreement provides that the Adviser will provide certain administrative services to the Fund and that the Adviser may delegate its responsibilities to affiliated companies. The Adviser currently provides day-to-day fund administrative services under those terms. If the New Advisory Agreement is approved by shareholders, it is contemplated that administrative services will be provided to the Fund by Evergreen Investment Services, Inc., an affiliate of FUNB. Fees for administrative services will continue to be paid from the advisory fee. The Board has also approved an unaffiliated new custodian for the Fund, State Street Bank and Trust Company, with no increase in custodian fees paid by the Fund. The Board of the Fund also modified certain non-fundamental investment policies of the Fund, as described below. To enable the Fund to more effectively manage its assets, the Fund is now permitted to invest in the following short-term cash equivalent instruments in addition to commercial paper:

Variable amount master demand notes. These are promissory notes that are payable on demand and that bear interest tied to a money market rate or index. The rate on the note is adjusted upward or downward each time the base rate changes. The payment obligations may be backed solely by the unsecured promise of the issuer to make payments when due.

Repurchase Agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, a seller -- a U.S. commercial bank or recognized U.S. securities dealer -- sells securities to a fund and agrees to repurchase the securities at the fund's cost plus interest within a specified period (normally one day). In these transactions, the securities purchased by the Fund will have a total value equal to or in excess of the value of the repurchase agreement, and will be held by the Fund's Custodian Bank until repurchased.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund and not within the control of the Fund. As a result, the Fund's ability to realize on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

The Board also approved the use of pricing services to value securities traded in the over-the-counter market when such prices are believed to reflect the fair market value of such securities.

Section 15(f) of the 1940 Act provides that when a change in the control of an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). No such compensation arrangements are in effect or contemplated insofar as the Fund is concerned.

The second condition is that, during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the Adviser within the meaning of the 1940 Act. At present, two of the Fund's directors, out of eight directors, are interested persons of the Adviser. The Fund expects to comply with Section 15(f).

If the Merger is not completed, the Existing Advisory Agreement will remain in effect. In the event the New Advisory Agreement is not approved by the Fund's shareholders, the Directors will promptly seek to enter into a new advisory arrangement for the Fund, subject to approval by the Fund's shareholders.

THE INVESTMENT ADVISER

The Adviser has managed the Fund since June 14, 1990. The address of the Adviser is Upper Mezzanine, 1500 Market Street, Philadelphia, Pennsylvania 19102. The Adviser provides investment advisory services to individuals, investment companies, pension and profit sharing plans and corporations or other business entities. Mark Stalnecker is Chairman, President and a Director of the Adviser, and reports to Peter Welber, President of CoreStates Asset Management. In such capacity, he is responsible for the investment management activities of the Adviser.
The other Directors of the Adviser are Dung Vukhac, Steve Dalton, Charles T. Meisse, JoAnne T. Fredericks, also the Treasurer, and Lary Aasheim.
Michael F. Melloy, Stuart N. Hosansky and Karen G. Bater are Vice Presidents of the Adviser and William T. Lawrence is Vice President and Secretary of the Adviser. All of the above may be reached at the address of the Adviser stated above.

As of December 31, 1997, CoreStates Bank, N.A. managed the investments of 29 common trust funds having assets of more than $3.1 billion. The Adviser is investment manager to CoreFund, Inc., a management investment company presently consisting of twenty portfolios: CoreFund Cash Reserve, CoreFund Treasury Reserve, CoreFund Elite Tax Free Reserve, CoreFund Tax-Free Reserve, CoreFund Special Equity Fund, CoreFund Growth Equity Fund, CoreFund Core Equity Fund, CoreFund Equity Index Fund, CoreFund International Growth Fund, CoreFund Balanced Fund, CoreFund Global Bond Fund, CoreFund Government
Income Fund, CoreFund Short-Intermediate Bond Fund, CoreFund Bond Fund, CoreFund Short-Term Income Fund, CoreFund Intermediate Municipal Fund, CoreFund New Jersey Municipal Fund and CoreFund Pennsylvania Municipal Fund. These portfolios have aggregate assets of $3.9 billion.

FUNB will serve as investment adviser to the Fund under the terms of the New Advisory Agreement. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses. The Capital Management Group of FUNB and investment advisory affiliates of FUNB manage or otherwise oversee the investment of over $75 billion in assets belonging to a wide range of clients, including the Evergreen family of mutual funds.



FUNB currently serves as investment adviser to the following companies or series of an investment company with an investment objective similar to the Fund.


                                                                                         Investment
                                                              Net Assets                 Advisory
Fund                                                          at 12-31-97                Fees*
Evergreen Select Fixed Income Fund                            $466,563,009               0.50%
Evergreen Select Income Plus Fund                             $1,162,201,382             0.50%

____________________________________

* Annually of average net assets


During First Union's fiscal year ended December 31, 1997, there were no transactions in First Union's securities by any current officer or current Director of the Fund and or officer or director of First Union or FUNB or the Adviser in an amount equal to or exceeding 1% of the outstanding securities of First Union.

The names, addresses and principal occupations of the directors and principal executive officers of FUNB are set forth below.

The Directors and principal executive officers of First Union
National Bank are:

         Edward E. Crutchfield, Jr.                         Chairman and Chief Executive Officer, First Union
                                                            Corporation; Chief Executive Officer and Chairman,
                                                            First Union National Bank

         John R. Georgius                                   President, First Union Corporation;
                                                            President, First Union National Bank

         Marion A. Cowell, Jr.                              Executive Vice President, Secretary
                                                            & General Counsel, First Union Corporation;
                                                            Secretary and Executive Vice President,
                                                            First Union National Bank

         Robert T. Atwood                                   Executive Vice President and Chief Financial Officer,
                                                            First Union Corporation; Chief Financial Officer
                                                            and Executive Vice President, First Union National Bank


The Chairman and Chief Executive Officer of CoreStates is Terrence A.
Larsen who also is a Director of CoreStates. The names of all of the other Directors of CoreStates are as follows: Robert W. Cardy, Chairman, President and Chief Executive Officer, Carpenter Technology Corp.; Carlton E. Hughes, Chairman and Director, Stewart-Amos Steel, Inc.; Ernest E. Jones, Executive Director, Greater Philadelphia Urban Affairs Coalition; Herbert Lotman, Chairman and Chief Executive Officer, Keystone Foods Corporation; George V. Lynett, Esq., Publisher, The Scranton Times; Samuel A. McCullough, Special Consultant to CoreStates; Patricia A. McFate, Senior Scientist and Program Director, Science Applications International Corporation; Marlin Miller, Jr., President, Chief Executive Officer and Director, Arrow International, Inc.; James M. Seabrook, Chairman and Chief Executive Officer, Seabrook
Brothers & Sons, Inc.; Raymond W. Smith, Chairman, Chief Executive Officer and Director, Bell Atlantic Corporation; George Strawbridge, Jr. Private Investor; Peter S. Strawbridge, Retired President, Strawbridge and Clothier; and Judith M. von Seldeneck, President and Chief Executive Officer, the Diversified Search Companies. Charles L. Coltman, III is Vice Chairman of CoreStates and CoreStates Bank. Albert Mandia is Executive Vice President and Chief Financial Officer of CoreStates. All of the above persons may be reached in care of CoreStates Financial Corp., 1500 Market Street, Philadelphia, PA 19101. None of the foregoing persons owns as much as 1% of the outstanding stock of CoreStates and all of them own less than 5%.

CoreStates Bank, serves as custodian of the Fund's assets. For the fiscal year ended November 30, 1997, the Fund paid custodian fees of $23,543 to CoreStates Bank. At the meeting of the Board held on March 11, 1998, the Board approved a new custodian agreement for the Fund with State Street Bank and Trust Company ("State Street"). Under the terms of the Agreement, State Street will provide custodian services for the Fund. State Street will also provide accounting services for the Fund pursuant to an agreement with Evergreen Investment Services, Inc. on behalf of the Fund, as described below.

THE EXISTING ADVISORY AGREEMENT AND THE
NEW ADVISORY AGREEMENT

The Existing Advisory Agreement and the proposed New Advisory Agreement are identical in all substantive respects, differing only in their effective and termination dates. The description of the New Advisory Agreement is qualified in its entirety by reference to the form of Agreement attached as Exhibit A to this proxy statement. Pursuant to the terms of the Existing Advisory Agreement and the New Advisory Agreement, the Adviser provides and FUNB will provide, the Fund with an investment program complying with the investment objectives, policies and restrictions of the Fund and, in carrying out such program is responsible for the investment and reinvestment of the Fund's assets. The Adviser performs and absorbs the cost of research, statistical analysis and continuous complete supervision of the Fund's investment portfolio. FUNB will assume the same responsibility under the New Advisory Agreement.

Under the Existing Advisory Agreement, the Adviser causes the Fund to be furnished office space and all ordinary and necessary office facilities, equipment and personnel for managing the affairs of the Fund. The Adviser or its affiliates paid the fees, salaries or other remuneration of directors and officers of the Fund who also served as directors, officers or employees of or special consultants to the Adviser, CoreStates, CoreStates Bank, or any of their affiliated companies. Similarly, following the Merger, FUNB or its affiliates will pay the fees, salaries or other remuneration of directors and officers of the Fund who also serve as directors, officers or employees of or special consultants to First Union, First Union Bank, or any of their affiliated companies.

The Adviser absorbed the costs and expenses of the Fund's Transfer Agent, Dividend Disbursing Agent and Agent under the Automatic Dividend
Investment Plan and the Fund's Registrar, and FUNB will continue to do so pursuant to the New Advisory Agreement. The Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser and FUNB, respectively, may delegate its obligations under the Agreement to its affiliated companies. If the New Advisory Agreement is approved, it is anticipated that administrative services previously provided by the Adviser under the Existing Agreement, will be provided by an affiliated company of FUNB.
The Fund will enter into a "New Administrative Services Agreement" with Evergreen Investment Services, Inc. ("EIS"). EIS will manage the day-to-day business administration of the Fund and provide services similar to those currently provided to the Fund by the Adviser. The New Administrative Services Agreement was approved by the Fund's Board on March 11, 1998 and is not subject to shareholder approval. EIS is entitled to receive a fee based on the average daily net assets of the Fund at a rate based on the total assets of the funds administered by EIS for which FUNB or its affiliates also serve as investment adviser, calculated in accordance with the following schedule: .050% of the first $7 billion; .035% on the next $3 billion; .030% on the next $5 billion; .020% on the next $10 billion; .015% on the next
$5 billion; and .010% on assets in excess of $30 billion. In return for its advisory and other services and the expenses it assumes, under the terms of the Existing Advisory Agreement and the New Advisory Agreement, the Adviser and FUNB, respectively, are entitled to receive a monthly fee at an annual rate of 0.5% of the average monthly net asset value of the Fund plus 2.5% of the net amount of interest and dividend income after deducting interest on borrowed funds. In computing the advisory fee, the Adviser first multiplies the average monthly net asset value times 0.5%. The Adviser then determines investment income, net of interest paid on borrowings. In recent years, there have been no borrowings by the Fund and no interest paid thereon to deduct from investment income. If there were borrowings, the Adviser would deduct the interest paid on borrowings from the Fund's investment income and then multiply that remainder times 2.5%. The product of that computation would be added to the product of the first computation based on average monthly net assets. Amortization of debt discount is not considered interest income for the purpose of calculating such fee. For the fiscal year ended
November 30, 1997, the Adviser received $683,391 (0.70% of average net assets) from the Fund in fees under the Existing Advisory Agreement.
As of February 28, 1998, the Fund had net assets of $98.6 million.
FUNB would have received the same fees if the New Advisory Agreement had been in effect during the fiscal year ended November 30, 1997.

The Fund is responsible under the Existing Advisory Agreement and the New Advisory Agreement for all other costs and expenses of its operations, including fees of the Directors who were not "affiliated persons" (as defined in the 1940 Act) of the Adviser, CoreStates, CoreStates Bank or any of their affiliated companies, (and with respect to the New Advisory Agreement First Union, First Union Bank or any of their affiliated companies), custodian expenses, legal fees, expenses of independent accountants, costs of acquiring and disposing of portfolio securities, brokerage fees, taxes, stock exchange listing expenses, reports to shareholders, proxy materials, and the cost of printing share certificates and other expenses. The Existing Advisory Agreement and the New Advisory Agreement provide that the Adviser and FUNB, respectively, will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties under this Agreement.

Annual Fund Operating Expenses. If the proposed New Advisory Agreement had been in effect during the most recent fiscal year, total Fund operating expenses would have been the same as the expenses at the end of the most recent fiscal year.

The Existing Advisory Agreement was approved by the Shareholders of the Fund on April 22, 1996 for an initial two year term in connection with the merger of Meridian Bancorp, Inc. into CoreStates. The proposed New
Advisory Agreement will become effective on the date of shareholder approval and continue in force for an initial two year period. The Existing Advisory Agreement and the New Advisory Agreement provide that the respective Agreement will continue from year to year so long as such continuance is specifically approved at least annually by (1) the Board of Directors of the Fund or (2) the vote of a majority of the outstanding voting securities of the Fund; provided, however, that in either event the continuance also is required to be approved by the vote of a majority of the Directors of the Fund who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or the Adviser cast in person at a meeting called for the purpose of voting upon such approval. The Existing Advisory Agreement and the New Advisory Agreement provide for automatic termination of the respective Agreement in the event of its assignment.
In addition, each Agreement is terminable at any time, without penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Fund.

If the Board's approval of the New Advisory Agreement is ratified by either more than 50% of the Fund's outstanding shares entitled to vote at the meeting or by a two-thirds majority of the shares present at such meeting if the holders of more than 50% of the outstanding shares entitled to vote at the meeting are present in person or by proxy, the New Advisory Agreement will be approved. No arrangements, other than the nomination of Mr. Insley described above, have been made in connection with the New Advisory Agreement with respect to the composition of the Board of Directors of the Fund or FUNB.

The proposed New Advisory Agreement between the Fund and FUNB is
Exhibit A of this proxy statement.

The Board of Directors recommends that shareholders vote to approve the New Advisory Agreement.

ADDITIONAL INFORMATION

The Adviser has informed the Fund that the services provided under the Existing Advisory Agreement and the New Advisory Agreement may be performed by the Adviser or FUNB and its bank and non-bank affiliates without violation of applicable statutes and regulations, including the federal statute commonly known as the Glass-Steagall Act. The
Glass-Steagall Act, among other things, relates to the activities of bank holding companies and banks and their subsidiaries and affiliates in connection with investment companies. Future changes in either Federal or state statutes and regulations relating to the permissible activities of banks or bank holding companies and the subsidiaries or affiliates of those entities, as well as further judicial or administrative decisions or interpretations of present and future statutes and regulations could prevent or restrict the ability of FUNB or any other affiliates or subsidiaries of First Union to continue to perform such services for the Fund. Depending upon the nature of any changes in the services which could be provided by FUNB or First Union's other affiliates, the Board of Directors of the Fund would review the relationships with First Union's affiliates and subsidiaries and consider taking all actions necessary in the circumstances.

STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal for consideration at the 1998 Annual Meeting of Stockholders of the Fund should submit such proposal in writing so that it is received by the Fund at Centre Square West - UM Floor, 15th and Market Streets, Philadelphia, Pennsylvania 19101, by not later than December 2, 1998. Mere submission of a stockholder proposal does not guarantee inclusion of the proposal in the proxy statement or presentation of the proposal at the Annual Meeting since such inclusion and presentation are subject to compliance with certain federal regulations.


Joseph Phillips, Secretary

March 30, 1998


INVESTMENT ADVISORY AND SERVICES AGREEMENT
VESTAUR SECURITIES, INC.


THIS AGREEMENT, made as of the 28th day of April, 1998 by and between VESTAUR SECURITIES, INC., a Delaware corporation (the "Company"), and FIRST UNION NATIONAL BANK, a national bank (the "Adviser").

In consideration of the premises and of the mutual agreements hereinafter set forth, the Company and the Adviser agree as follows:

PART ONE

Definitions

A. "The period of this Agreement" means the term of this Agreement and any renewal or extension thereof, or until any prior termination thereof.

B.  The "1940 Act" means the Investment Company Act of 1940, as amended.

C. The "vote of the majority of the outstanding voting securities" of the Company has the meaning contained in the 1940 Act.

D. The terms "interested person", "affiliated person" and "assignment" have the meanings contained in the 1940 Act.

E. The terms "affiliated company" and "affiliated companies" means with respect, to the Adviser, First Union Corporation and any corporation controlling, controlled by or under common control with First Union Corporation.

F. The term "interim period" means the period commencing on the date of the consummation of the merger of CoreStates Financial Corp and First Union Corporation and ending on the date that this agreement shall have been approved by the vote of the majority of the outstanding voting securities of the Company.

PART TWO

Investment Advice and Other Services

G. The Company hereby retains the Adviser, and the Adviser hereby agrees, for the period of this Agreement and under the terms and conditions hereinafter set forth, to provide or to cause to be provided administration of the day-to-day investment operations of the Company, to furnish the Company continuously with investment planning to provide investment advice with regard to the Company's portfolio, to prepare and make available to the Company all necessary research and statistical data in connection therewith and to supervise the purchase and sale and the acquisition and disposition of specific securities by the Company. The Adviser shall keep or cause its affiliated companies to keep the books and financial records of the Company, and on behalf of the Company shall compute the net asset value of the Company's shares (in accordance with any instructions of the Board of Directors of the Company (the "Board") at such times as the Board may direct. The Adviser shall furnish, to the Company and to such other persons as the Company may direct, any statements with respect to the net asset value per share, at such times, and in such forms, as the Company may reasonably prescribe. The Adviser shall maintain a continuous record of all the investments and securities which comprise the Company's portfolio and shall furnish to the Board a resume of such portfolio, at such times, and in such forms, as the Board may reasonably prescribe. The Adviser shall also render to the Board a report on all matters pertaining to the services provided by the Adviser hereunder, at such times, and in such forms, as the Board may reasonably prescribe. The Adviser shall perform such other services as are reasonably incidental to the foregoing duties.

    The Adviser shall furnish the Company or cause its affiliated companies to furnish the Company with the services of a person or persons satisfactory to the Company whose duties shall include (except for the legal and auditing aspects thereof) the supervision of the Company's financial statements and reports, the preparation of reports to shareholders and others, and any statements or reports required by regulatory authorities of the United States, or states thereof in which the Company has qualified its shares for sale.

    In addition, the Adviser shall furnish or cause its affiliated companies to furnish to the Company such office space and facilities, including, without limitation, stenographic, telephone, telegraphic, mailing, and other facilities as may be required for the management of the affairs and business of the Company. It is the intent of this Agreement that the Adviser shall supply or, in the case of noninvestment advisory services, cause its affiliated companies to supply, such services as are necessary or desirable and proper for the continuous operation of the Company. However, the Adviser shall not be required to perform or to cause the performance of (a) those services customarily performed by the members of the Board; (b) those services customarily performed by the officers of the Company (except to the extent requested, those of the Secretary of the Company); or (c) those services customarily performed by the independent accountant, broker, dealer or independent legal counsel.

H. The Adviser shall arrange, if requested by the Company, for officers and directors of the Adviser or its affiliated companies to serve without compensation from the Company as directors or officers of the Company, if duly elected to such positions by the shareholders or directors of the Company, or as employees of the Company. In addition, the Adviser will bear the cost of fees, salaries or other remuneration of directors and officers of the Company who also serve as directors, officers, employees or special consultants to the Adviser or any of its affiliated companies.

I. The Adviser covenants and agrees that in making purchases, sales, acquisitions and dispositions of specific securities on behalf of the Company, it shall at all times be governed by the Company's investment objectives and policies as delineated and limited by the statements contained in the various documents filed with the Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended (whether or not such amendments are filed with the Commission). The Company agrees to supply the Adviser with copies of all documents filed with the Commission, together with any amendments thereto (whether or not such are filed with the Commission).

J. The Adviser hereby covenants and agrees that it will make no separate charge to any shareholders of his individual account for any service rendered to said shareholder or the Company by the Adviser or its affiliated companies hereunder unless such charges for special services are specifically approved by the Board, including a majority of the directors who are not "interested persons" of the Adviser. No special charge will be levied retroactively or without appropriate notice to affected shareholders.

K. The Adviser hereby acknowledges that all records necessary in the operation of the Company, including records pertaining to its shareholders and investments, are the sole and exclusive property of the Company, and in the event that a transfer of management or investment advisory services to someone other than the Adviser should even occur, the Adviser will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Company.

L. Subject to approval of this Agreement by the vote of a majority of the outstanding voting securities of the Company, the Adviser hereby covenants and agrees to cause payment or reimbursement to the Company of all fees and expenses of the Company's Transfer Agent, Dividend Disbursing Agent, Registrar and the Agent or Agents under the Company's Automatic Dividend Investment Plan.

PART THREE

Compensation to Investment Adviser

M. The Company covenants and agrees to pay to the Adviser, and the Adviser covenants and agrees to accept from the Company in full compensation, and as the only compensation to which the Adviser shall be entitled to receive under this Agreement, for all investment advice, material and other services furnished, and for all facilities and equipment and for all expenses paid or reimbursed by the Adviser hereunder, a monthly fee at an annual rate of 0.5% of the average monthly net asset value of the Company, plus 2.5% of the net amount on interest and dividend income after deducting interest on borrowed funds (the "Advisory Fee"). The Advisory Fee shall be computed as of the close of business on the last business day of each month. The Advisory Fee shall be prorated for any fraction of a month at the commencement or termination of this Agreement.

N. Net asset value of the Company for purposes of computing the Advisory Fee will be determined as of the close of trading on the last business day in each month on which the New York Stock Exchange is open, and will be computed pursuant to the provisions of the Company's Bylaws and any currently effective Prospectus of the Company.

O. The Advisory Fee provided for hereunder shall be paid in cash by the Company to the Adviser within ten (10) business days after the last day of each month and such Advisory Fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Company. Any overpayment of the Advisory Fee shall promptly be refunded to the Company. Notwithstanding the foregoing provisions of Part Three of this Agreement, the Advisory Fee during the interim period shall be accrued on the books of the Company and paid into an interest-bearing escrow account maintained by a financial institution that is not affiliated with the Adviser. The amounts in the escrow account will be paid to the Adviser upon shareholder approval of this Agreement. The escrow agent will pay the escrow amounts to the Fund in the absence of shareholder approval by the end of the interim period.


PART FOUR

Allocation of Expenses

P. Subject to approval of this Agreement by a majority of the outstanding voting securities of the Company, the Adviser agrees to cause payment or reimbursement to the Company for all its expenses during the period of this Agreement except:

1.  fees payable to the Adviser for its services under this  Agreement;

2.  all taxes of any kind paid by the Company;

3.  all custodian or trustee fees, costs and expenses;

4. costs and expenses in connection with the auditing and certification of the records and accounts of the Company by the Company's Independent certified public accountants;

5. brokerage commissions and charges including transfer taxes and similar taxes, incurred in acquiring and disposing of portfolio securities;
6. costs of obtaining and printing stock certificates, reports to shareholders, notices, proxies, proxy statements, and also the cost of envelopes in which such are to be mailed; provided, however, that the Adviser shall receive no compensation for the use of its facilities or personnel in connection with the preparation and distribution of reports to shareholders or the preparation and distribution of proxy material for the Company, and the Adviser shall pay the fees of its counsel for services rendered in such connection;

7. postage on all communications, notices and statements to brokers, dealers, and the Company's shareholders;

8.  fees paid to directors who are not "affiliated persons" of the Adviser;

9.  all fees and expenses of independent legal counsel for the Company;

10.  all stock exchange listing expenses;

11. the cost of insurance authorized by the Board or required of the Company by law; and

12. expenses which from time to time may be designated as extraordinary" by a resolution adopted by a majority of the directors of the Company who are not "interested persons" of the Adviser.

Q. Notwithstanding any other provisions of this Agreement, including the provisions of paragraph 6 of Part Two and paragraph I of Part Four hereof, the Adviser shall not be responsible for payment or reimbursement of any expenses incurred by the Company during the interim period unless and until Advisory Fees for such period shall have been paid to the Adviser.

PART FIVE

Multiple Capacities

Nothing contained in this Agreement shall be deemed to prohibit the Adviser from acting, and being separately compensated for acting, in one or more capacities on behalf of the Company. Whenever the Adviser shall be required to act in multiple capacities on behalf of the Company, either under this Agreement or by virtue of this and any other Agreement between the Adviser and the Company, the Adviser shall maintain the appropriate separate accounts and records for each such capacity. The Company understands that the Adviser or its parent, First Union Corporation including any of its subsidiaries or affiliates, may act in one or more capacities on behalf of other investment companies and customers and the Company consents thereto. While information and recommendations supplied to the Company shall, in the Adviser's judgment, be appropriate under the circumstances and in light of the investment objectives and policies of the Company, they may be different from the information and recommendations supplied to other investment companies and customers. The Company shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Company recognizes that it is not entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

PART SIX

Inconsistent Position

R. The Adviser agrees that no officer or director of the Adviser will deal for or on behalf of the Company with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

      1. Officers and directors of the Adviser from having a financial interest in the Company or in the Adviser.

      2. The purchase of securities for the Company, or the sale of securities owned by the Company, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Adviser, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

S. If any occasion should arise in which the Adviser or any of its officers or directors advises persons concerning the shares of the Company, the Adviser or such officer or director will act solely on its, hers or his own behalf and not in any way on behalf of the Company.

T. The Adviser agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Company) or other assets by or for the Company.

U. Notwithstanding any other provisions of this Agreement, nothing herein is to be construed to prevent the Adviser, subject to approval of the Board of Directors of the Company and compliance with applicable laws and regulations, to serve as custodian of the Company's assets or as its transfer or dividend disbursing agent.

PART SEVEN

Name of the Company

The Company may use the name "Vestaur" or any name derived from or similar thereto only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Company will (to the extent that it lawfully can) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser, or an affiliate of the Adviser.

PART EIGHT

Limitation of Liability of Adviser

The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Adviser's part in the performance of its duties under this Agreement. Any person, even though also employed by the Adviser, who may be or become an employee of and paid by the Company shall be deemed, when acting within the scope of his employment by the Company, to be acting in such employment solely for the Company and not as the Adviser's employee or agent.

PART NINE

Amendment

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

PART TEN

Effectiveness, Renewal and Termination

V. This Agreement shall become effective upon the date first written above and, subject to its approval by a vote of the majority of the outstanding voting securities of the Company, shall remain in full force and effect, subject to prior termination as provided herein, for a period of two years from the date of such approval. This Agreement shall thereafter continue in full force and effect from year to year, subject to prior termination as provided herein, but only so long as its continuance shall be specifically approved at least annually (1) by the Board or by a vote of the majority of the outstanding voting securities of the Company, and (2) by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" of any such party, cast in person at a meeting called for the purpose of voting on such approval.

W. This Agreement may be terminated by either the Company or the Adviser at any time by giving the other party sixty days' written notice of such intention to terminate; provided that any such termination shall be made without the payment of any penalty, and provided further that such termination may be effected either by the Board or by a vote of the majority of the outstanding voting securities of the Company.

X.  This Agreement shall terminate in the event of its "assignment".

PART ELEVEN

Nature of Relationship

The Company and the Adviser are not partners or joint venturers with each other and nothing herein shall be construed so as to make them such partners or joint venturers or impose any liability as such on either of them. The Adviser shall be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, as amended, shall have no authority to act for or represent the Company.

PART TWELVE

Notice

Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the party to this Agreement entitled to receive such at such address as such other party may designate in writing mailed for receipt of such notice.

PART THIRTEEN

Miscellaneous

Y. Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that directors, officers, agents and/or shareholders of the Company are or may be interested in the Adviser, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Adviser are or may be interested in the Company as directors, officers shareholders or otherwise or that the Adviser or any successor or assignee, is or may be interested in the Company as shareholders or otherwise provided, however, that neither the Adviser nor any officer or director of the Adviser or of the Company shall sell to or buy from the Company any property or security other than a security issued by the Company, except in accordance with an applicable order or exemptive rule of the Commission.

Z. This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act and the laws and regulations governing national banks. To the extent that any provisions herein contained conflict with any such applicable provisions of law and regulations, the latter shall control.

      AA. This Agreement is executed and delivered in the Commonwealth of Pennsylvania and shall be construed in accordance with the laws and decisions of said Commonwealth.

      BB. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

      CC. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which constitute one and the same instrument.

IN WITNESS WHEREOF, the Company and the Adviser have each caused this Agreement to be executed in duplicate in its name and on its behalf by its undersigned duly authorized officers, or on the day and year first above written.

ATTEST:                                  VESTAUR SECURITIES, INC.


_____________________________________    By:___________________________________
                                               Title:  Chairman


ATTEST:                                  FIRST UNION NATIONAL BANK


_____________________________________    By:___________________________________
                                               Title:

PROXY

VESTAUR SECURITIES, INC.

This Proxy is solicited on Behalf of the Board of Directors of the Corporation for the Annual Meeting of Stockholders, April 28, 1998

KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Joseph Phillips and Karen G. Bater or either of them, with full power of substitution, as attorneys and proxies to appear and vote all of the shares of stock standing in the name of the undersigned at the annual meeting of stockholders of Vestaur Securities, Inc. to be held in Conference Room #3 at ARAMARK, 41st Floor, 1500 Market Street, Centre Square West Tower, Philadelphia, PA 19102 on the 28th day of April, 1998 at 11:00 o'clock a.m., local time, and at any and all adjournments thereof, and the undersigned hereby instructs said attorneys to vote:

(Continued, and to be signed on other side)


Please mark your votes as in this example.


The shares represented by this proxy will be voted as specified in the following items 1, 2 and 3 but if no choice is specified, they will be voted For the election of the 8 persons named in the proxy statement as Directors, For ratification of the appointment of the auditors named and For approval of the Investment Advisory Agreement.

1. ELECTION OF
   DIRECTORS
FOR all nominees  [ ] WITHHOLD      [ ] Nominees: Paul B Fay, Jr.   Charles P. Pizzi     2. The ratification of the
(except as marked     AUTHORITY to                Robert F. Gurnee  Philip R. Reynolds      selection of Deloitte &
to the contrary       vote for all                John C. Jansing   Marciarose Shestack     Touche as auditors for
below*)               nominees                    James S. Morgan   Mark E. Stalnecker      the period December 1,
                                                                                            1997 through November
                                                                                            30, 1998

FOR                 AGAINST          ABSTAIN
[ ]                [ ]              [ ]



                                                                                         3. The approval of the
                                                                                            Investment Advisory
                                                                                            Agreement between Vestaur
                                                                                            Securities, Inc. and
                                                                                            First Union National Bank

FOR                 AGAINST          ABSTAIN
[ ]                [ ]              [ ]



(*INSTRUCTION:	To withhold authority                                                    4. Upon any other business
to vote for any individual nominee,                                                         which may properly come
write the name of the nominee(s) below.)                                                    which may properly come
                                                                                            before the meeting or any
                                                                                            adjournment thereof.
                                                                                            The management knows of no
                                                                                            other such business.
______________________________



SIGNATURE(S)________________________________________ DATE_____________, 1998.
(Signature of all joint owners is required. Fiduciaries please indicate your full title.)
If any other matters properly come before the meeting about which the proxy holders were not aware prior to the time of the solicitation, authorization is given the proxy holders to vote in accordance with the views of the management thereto. The management is not aware ofany such matters.

_PLEASE SIGN AND RETURN_
_THIS PROXY CARD IN THE_
_ENCLOSED ENVELOPE._